CREDIT SUISSE INTERNATIONAL One Cabot Square, Telephone 020 7888 8888 London E14 4QJ www.credit-suisse.com

Facsimile Cover Sheet

To:

U.S. Bank National Association, not individually, but

solely as trustee on behalf of The Supplemental Interest

Trust created under the Pooling and Servicing Agreement

for Home Equity Asset Trust Series 2006-7

Attention:

NY IRP Derivative Documentation

Fax number:

+1 917 326 8603

Date:

03 October 2006

Pages (including cover page):

9

Our Reference No: External ID: 9343795 / Risk ID: 562650004

Credit Suisse International has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com	For Equity Derivatives: Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 35119 Facsimile number: (212) 38173
For Credit Derivatives: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

External ID:  9343795

Registered Office as above.

Registered with unlimited liability in England under No. 2500199

Authorised and regulated by The Financial Services Authority

VAT No: GB 447 0737 41

03 October 2006

U.S. Bank National Association, not individually, but  solely as trustee on behalf of The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Home Equity Asset Trust Series 2006-7

External ID:

______________________________________________________________________________

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").  This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means U.S. Bank National Association, not individually, but  solely as trustee on behalf of The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Home Equity Asset Trust Series 2006-7

.

1.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for purposes of the 2000 ISDA Definitions.

Any term used herein but not defined herein shall have the meaning specified in the Pooling and Servicing Agreement, dated as of September 1, 2006 among Credit Suisse First Boston Mortgage Securities Corp. as Depositor, DLJ Mortgage Captial, Inc. as Seller, Wells Fargo Bank, N.A. as Servicer, Select Portfolio Servicing, Inc. as Servicer, Clayton Fixed Income Services Inc. as Credit Risk Manager, and U.S. Bank National Association as Trustee for Home Equity Asset Trust 2006-7, (the "PSA").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement, dated as of October 3, 2006 as amended and supplemented from time to time (the "Agreement"), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

For any Payment Date, the Notional Amount will be determined based on the following:

1.

If the ending Aggregate Collateral Balance, as reported on the Trustee's Monthly Statement to Certificateholders for the Distribution Date immediately preceding such Payment Date, is greater than the Lower Bound for such Payment Date as set forth in Additional Terms and less than the Upper Bound for such Payment Date as set forth in Additional Terms, the Notional Amount will equal the sum of the class Certificate Principal Balances of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and  Class B-3 Certificates as of the Distribution Date immediately preceding such Payment Date, after giving effect to payments on such Distribution Date.

2.

If the ending Aggregate Collateral Balance, as reported on the Trustee's Monthly Statement to Certificateholders for the Distribution Date immediately preceding such Payment Date, is less than or equal to the Lower Bound for such Payment Date as set forth in Additional Terms, the Notional Amount will equal such Lower Bound.

3.

If the ending Aggregate Collateral Balance, as reported on the Trustee's Monthly Statement to Certificateholders for the Distribution Date immediately preceding such Payment Date, is greater than or equal to the Upper Bound for such Payment Date as set forth in Additional Terms, then the Notional Amount will equal such Upper Bound.

Trade Date:

21 September 2006

Effective Date:

02 October 2006

Termination Date:

25 September 2011, subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts :

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th day of each month commencing on 25 December  2006, and ending on the Termination Date, inclusive, with No Adjustment.

Fixed Rate Payer

Payment Dates:

One Business Day prior to each Fixed Rate Period End Date.

Initial Fixed Rate Payer

Calculation Period:

From and including 25 November 2006 up to but excluding 25 December  2006.

Fixed Rate:

5.350%

Fixed Rate

Day Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

CSIN

Floating Rate Payer

Period End Dates:

The 25th day of each month commencing on 25 December 2006, and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

One Business Day prior to each Fixed Rate Period End Date.

Initial Floating Rate Payer

Calculation Period:

From and including 27 November 2006 up to but excluding 26 December 2006, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 month

Spread:

None

Floating Rate

Day Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Day:

Arizona, California, New York, Florida, Iowa,

Maryland, Minnesota and Utah

Calculation Agent:

CSIN

3.

Account Details:

Payments to CSIN:

As advised separately in writing

Payments to Counterparty:

U.S. Bank National Association

ABA:  091000022

DDA:  173103322058

Ref:  Credit Suisse HEAT 2006-7

Attn:  Josh Wilkening

4.

Calculation of Market Quotation or Loss following a designation of an Early Termination

Date:

Upon designation of an Early Termination Date with respect to this Transaction, the relevant party in calculating the Market Quotation or Loss, as appropriate, for this

Transaction shall take into account the anticipated amortization of the Aggregate

Certificate Balance of the LIBOR Certificates, other than Class R certificates for all

Calculation Periods that would  otherwise have ended on Payment Dates that would otherwise have fallen after such  Early Termination Date.

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the “Agent”), has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Period	Calculation Period up to but excluding the Period End Date scheduled to occur on:	Upper Bound	Lower Bound
1	December -2006	1,081,200,000	1,060,000,000
2	January -2007	1,069,800,000	1,035,900,000
3	February -2007	1,057,200,000	1,009,000,000
4	March -2007	1,043,300,000	979,500,000
5	April -2007	1,028,200,000	947,700,000
6	May -2007	1,012,000,000	913,600,000
7	June l-2007	994,600,000	877,500,000
8	July-2007	976,200,000	839,900,000
9	August -2007	956,800,000	801,000,000
10	September -2007	936,300,000	763,900,000
11	October -2007	915,000,000	728,500,000
12	November -2007	892,900,000	694,700,000
13	December-2007	870,000,000	662,600,000
14	January -2008	846,400,000	631,900,000
15	February -2008	822,400,000	602,700,000
16	March -2008	798,100,000	574,900,000
17	April -2008	774,500,000	546,400,000
18	May -2008	751,700,000	517,200,000
19	June -2008	728,900,000	489,700,000
20	July -2008	706,100,000	435,800,000
21	August -2008	683,400,000	387,900,000
22	September -2008	651,800,000	347,300,000
23	October -2008	621,700,000	312,700,000
24	November -2008	592,600,000	282,200,000
25	December -2008	566,000,000	267,300,000
26	January -2009	541,400,000	253,600,000
27	February -2009	517,400,000	240,300,000
28	March -2009	501,800,000	227,900,000
29	April-2009	486,900,000	216,300,000
30	May -2009	460,900,000	201,300,000
31	June -2009	427,700,000	184,600,000
32	July -2009	414,700,000	175,300,000
33	August -2009	179,000,000	93,000,000
34	September -2009	168,600,000	87,900,000
35	October -2009	162,200,000	84,300,000
36	November -2009	156,000,000	80,900,000
37	December -2009	150,400,000	77,600,000
38	January -2010	145,100,000	74,500,000
39	February -2010	139,900,000	71,500,000
40	March -2010	136,100,000	68,600,000
41	April -2010	132,400,000	65,800,000
42	May-2010	123,700,000	62,000,000
43	June -2010	119,400,000	59,300,000
44	July -2010	115,500,000	56,900,000
45	August -2010	80,200,000	47,500,000
46	September -2010	77,600,000	45,700,000
47	October -2010	75,600,000	44,000,000
48	November-2010	73,700,000	42,500,000
49	December-2010	71,800,000	40,900,000
50	January-2011	70,000,000	39,500,000
51	February-2011	68,200,000	38,000,000
52	March-2011	66,500,000	36,700,000
53	April -2011	64,800,000	35,400,000
54	May -2011	63,100,000	34,100,000
55	June-2011	61,200,000	32,800,000
56	July -2011	58,800,000	31,500,000
57	August-2011	55,700,000	30,200,000
58	September-2011	54,000,000	29,000,000

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse International

By: /s/  Marleen Nobile

Name: Marleen Nobile

Title: Authorized Signatory

The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Home Equity Asset Trust Series 2006-7

by U.S. Bank National Association, not in its individual capacity,

but solely in its capacity as trustee of the Supplemental Interest Trust

By: /s/  Becky Warren

Name:  Becky Warren

Title: Assistant Vice President

Our Reference No: External ID: 9343795 / Risk ID: 562650004